                                                                   EXHIBIT 10.10

              Signatories to Agreement Respecting Change of Control


Executive Officers                          Dates


Steven P. Nowick                    January 15, 1999

Donald Stanford                     July 29, 1997

Donald Sweitzer                     October 13, 1998

Jaymin B. Patel                     March 22, 2000

David J. Calabro                    April 14, 1999

Jean-Pierre Desbiens                October 13, 1998

Marc Crisafulli                     March 29, 2001

Antonio Carlos Rocha                April 2, 2001

Kathleen McKeough                   June 28, 2000